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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 26, 2000


                                   AVAYA INC.
             (Exact name of registrant as specified in its charter)


         Delaware                      1-15951               22-3713430
(State or other jurisdiction         (Commission           (IRS Employer
     of incorporation)               File Number)        Identification No.)


          211 Mount Airy Road
           Basking Ridge, NJ                                    07920
(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (908) 953-6000


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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1 Transcript of Earnings Conference Call, October 26, 2000.


ITEM 9. Regulation FD Disclosure.

Avaya Inc. ("Avaya") is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the transcript of Avaya's October 26, 2000 webcast of its earnings conference call. Information set forth in brackets in Exhibit 99.1 represent corrections of certain unintentional misstatements made during the conference call.

Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AVAYA INC.



Date: October 27, 2000                     By:/s/ Garry K. McGuire Sr.
                                              ----------------------------------
                                               Name: Garry K. McGuire Sr.
                                               Title: Chief Financial Officer

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                                 EXHIBIT INDEX

99.1   Transcript of Earnings Conference Call, October 26, 2000